                                                                  Exhibit 10.41

                              ASSIGNMENT AGREEMENT
                                       and
                                 LESSOR CONSENT

This Assignment Agreement ("this Agreement") is dated as of the 13th day of December, 1999, by and between Micro Warehouse, Inc. ("Assignor") and PC Connection, Inc. ("Assignee").

                                    RECITALS:

A.    Assignor is the Lessee under the following Agreements of Lease:

      1. Agreement of Lease dated August 12, 1991, by and between Lessee and EWE Warehouse Investment V, Ltd., a Florida limited partnership ("Lessor"), successor-in-interest to Miller-Valentine Partners, as amended (i) by that certain Amendment No. 1 to Lease dated May 1, 1992 and (ii) by that certain Amendment No. 2 to Lease dated October 18, 1992 (collectively, the "First Lease") for a term expiring September 30, 2001. Pursuant to the First Lease, Assignor leases the premises located at 2841-2901 Old State Route 73, Wilmington, Ohio (the "First Premises").

      2. Agreement of Lease dated May 13, 1993, by and between Lessee and Lessor (the "Second Lease" and, collectively with the First Lease, the "Leases") for a term expiring September 30, 2003. Pursuant to the Second Lease, Assignor leases the premises located at 2907-2931 Old State Route 73, Wilmington, Ohio (collectively with the First Premises, the "Premises").

B. Pursuant to the Leases, Lessor leases to Assignor a building known as "Building 4" located at 2841-2907 Old State Route 73 South, Wilmington, Ohio 45177 containing approximately 102,400 sq. ft. of warehouse/distribution and office space and Lessee desires to assign the Leases to Assignee and obtain Lessor's consent to such assignment in accordance with the provisions of this Agreement.

C. Concurrently herewith and as a condition to the effectiveness of this Agreement, Lessor is executing and delivering to Assignee and Assignor the Lessor's Consent to Assignment attached hereto and Assignor shall execute and deliver to Assignee an estoppel certificate in the form attached hereto as Exhibit A (the "Estoppel Certificate") as of the Effective Date.

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

      1. Effective Date. The effective date of this Agreement (the "Effective Date") shall be the later of (i) the date each and every of the conditions in Paragraph 6 below have been satisfied, and (ii) the date upon which Assignor delivers possession of the Premises to Assignee. The Parties expect the Effective Date to be December 20, 1999. If the Effective Date does not occur prior to January 31, 2000, either Assignor or Assignee shall have the right to terminate this Agreement by written notice to the other party and to Lessor. Subject to the satisfaction of such conditions, Assignee agrees to accept possession of the Premises on the Effective Date.

2. Assignment and Assumption of Lease. As of the Effective Date, Assignor hereby assigns, delegates and transfers to Assignee all of Assignor's rights, benefits, interests, obligations and duties under the Leases and Assignee hereby accepts and assumes from Assignor all of Assignor's rights, benefits, interests, obligations and duties under the Leases, arising from and after the Effective Date.

3. Condition of Premises. Assignor shall deliver the Premises to Assignee having been power scrubbed and in broom clean condition.

4. Apportionment of Additional Rent. Assignor shall be liable and accountable for its pro rata share of Basic Annual Rent, utilities, heating and air conditioning, real estate taxes, exterior lighting, ice and snow removal, maintenance of mechanical equipment, common area expenses, and any other amount of "additional rent" under the Leases (collectively, "Additional Rent") with respect to the periods prior to the Effective Date, as such expenses relate to the Premises. If it is later determined that Assignor has not fully paid its pro rata share of Additional Rent due under the Leases for the period prior to the Effective Date ("Underpayment"), Assignor shall pay to Assignee such amount of Underpayment upon receipt of written demand from Assignee and concurrence by Lessor. If it is later determined that Assignor overpaid its pro rata share of Additional Rent due under the Leases for the period prior to the Effective Date ("Overpayment"), Assignee shall pay to Assignor such amount of Overpayment upon receipt of written demand from Assignor and concurrence by Lessor. Assignor and Assignee shall make available to one another such information in their respective possession from time to time for the purpose of establishing the rights and obligations of the parties under this paragraph.

5. Indemnification. (a) By Assignor. Assignor shall indemnify Assignee and its shareholders, parent corporations, officers, directors, employees and agents (collectively, "Assignee Indemnities") and hold harmless Assignee Indemnities from and against all claims, losses, damages, costs and expenses, including reasonable attorney's fees and disbursements, incurred by Assignee Indemnities arising from (i) any and all obligations and liabilities arising under the Leases based on any act or omission by Assignor with respect to the period prior to the Effective Date, (ii) any and all actions relating to the Premises (including, without limitation claims for damage to any property or injury, illness or death of any person upon the Premises) based on any act or omission by Assignor which shall accrue prior to the Effective Date, and/or (iii) the breach by Assignor of any term, condition, representation or warranty, covenant or obligation contained herein.

      (b) By Assignee. Assignee shall indemnify Assignor and its shareholders, parent corporations, officers, directors, employees and agents (collectively, "Assignor Indemnitees") and hold harmless Assignor Indemnitees from and against all claims, losses, damages, costs and expenses, including reasonable attorney's fees and disbursements, incurred by Assignor Indemnitees arising from (i) any and all obligations and liabilities arising under the Leases with respect to the period on and after the Effective Date, (ii) any and all actions relating to the Premises (including, without limitation claims for damage to any property or injury, illness or death of any person upon the Premises) which shall accrue on and after the Effective Date, and (iii) the breach by Assignee of any term, condition or obligation contained herein and/or, with respect to the period on or after the Effective Date in the Leases, based on any act or omission by Assignee.

6. Conditions Precedent. (a) Condition to Assignor's Performance. The obligations of Assignor to consummate the transactions contemplated hereunder are subject to the condition that on or before December 31, 1999, Lessor shall have consented in writing as set forth herein to the assignment of the Leases to Assignee.

      (b) Conditions to Assignee's Performance. The obligations of Assignee to consummate the transactions contemplated hereunder are subject to the conditions that on or before December 31, 1999 (i) Assignor shall have executed and delivered to Assignee the Estoppel Certificate in the form as attached hereto as Exhibit A and (ii) Lessor shall have consented in writing as set forth herein to the assignment of the Leases to Assignee.

7. Time of Essence. Time is of the essence with respect to each provision of this Agreement of which time is an element.

8. Brokers' Commissions. Each party hereto represents and warrants to the other party that neither party is aware of any fee, commission or any other form of compensation which is or may become payable to any broker, individual or other entity arising from or earned in connection with the transactions contemplated under this Agreement. Assignor and Assignee shall each hold the other harmless from and against all claims by any real estate broker claiming a commission through the other with respect to the transactions contemplated by this Agreement.

9. Miscellaneous.

      (a) Construction of Agreement. Each party hereto acknowledges that (i) each party hereto is of equal bargaining strength; (ii) each such party has actively participated in the drafting, preparation, and negotiation of this Agreement; (iii) each such party has had the opportunity to consult with such party's attorneys and advisors relative to entering into this Agreement; and
(iv) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, any portion hereof or any amendments hereto.

      (b) Successors and Assigns. This Agreement shall inure to the benefit of and shall bind the parties hereto and their respective personal representatives, successors and assigns.

      (c) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or other contemporaneous understandings, correspondence, negotiations, or agreements between them respecting the within subject matter. No alterations, modifications, or interpretations hereof shall be binding unless in writing and signed by all the parties hereto.

      (d) Attorneys' Fees. If any litigation is commenced between the parties hereto or their representatives concerning any provision of this Agreement or the Estoppel Certificate or the rights and duties of any person or entity in relation thereto, the party prevailing in such litigation, whether by out-of-court settlement or final judgment, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees incurred in such litigation and any appeals in connection therewith.

      (e) Notices. All notices, requests which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if personally delivered or if sent by certified mail, return receipt requested, or (ii) the day after being sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express) or if sent by telecopy, provided that any notice sent by telecopy shall be accompanied by a copy thereof sent by regular United States mail. In each case, such notice, etc. shall be addressed:

       If to Assignee, to:

             PC Connection, Inc.
             730 Milford Road
             Merrimack, New Hampshire 03054
             Attn: Robert Pratt, Director of Facilities

       with copies to:

             PC Connection, Inc.
             730 Milford Road
             Merrimack; New Hampshire 03054
             Attn: Steven Markiewicz, Legal Counsel

       If to Assignor, to:

             Micro Warehouse, Inc.
             535 Connecticut Ave.
             Norwalk, CT 06854

             Attn: Bruce L. Lev, Executive VP
                   and General Counsel

       with copies to:

             Micro Warehouse, Inc. of Ohio
             3336 State Route 73, South
             Wilmington, OH 45177
             Attn: Chris Black, Vice President

      (f) Governing Law; Jurisdiction. This agreement, and the parties performance hereunder, shall be governed and construed in accordance with the laws of the State of Ohio, excluding the principles of conflicts of laws thereof, applicable to agreements made and to be performed within Ohio. The parties hereto agree, and do hereby, irrevocably submit to the exclusive jurisdiction of the United States District Court or the courts of the State of Ohio located in the County in which the Premises are located. In addition, the parties hereto agree that the service of any complaint, summons or other legal paper or document relating to, or arising out of this Agreement, which service is in accordance with the notice provision set forth above, shall be deemed to be good and sufficient notice of service of such complaint, summons and/or other legal papers or documents.

      IN WITNESS WHEREOF, Assignee and Assignor have executed this Agreement as of the date first written above.

PC CONNECTION, INC. (Assignee)


By:    /s/ Wayne L. Wilson
   ------------------------------
Name:      Wayne L. Wilson
Title:     President

MICRO WAREHOUSE, INC. (Assignor)

By:     [Illegible]
   ------------------------------
Name:   [Illegible]
Title:   Exec V.P.

                                    EXHIBIT A

                              ESTOPPEL CERTIFICATE

      This Estoppel Certificate is made effective as of the 13th day of December 1999 by the undersigned, Micro Warehouse, Inc. (the "Lessee"), which hereby certifies as follows for the benefit of PC Connection, Inc. ("Assignee"), as an inducement to Assignee, as assignee, accepting an assignment of the "Leases" (as defined below) from Lessee pursuant to the Assignment Agreement dated December 13, 1999 (the "Agreement"). All capitalized terms not defined herein shall have the meanings set forth in the Agreement:

1. The Leases are the only instruments and agreements in effect between EWE Warehouse Investment V, Ltd. (the "Lessor") and Lessee respecting the Premises, the Leases containing the entire agreement of the parties in that respect and there are no amendments, modifications, or supplements thereto except the Amendment.

2. Lessor is now the lessor, Lessee is now the lessee, under the Leases, and such Leases are in full force and effect.

3. Lessor has not sent any notice of default under the Leases to Lessee, nor has Lessor received from Lessee any notice that Lessor is in default under said Leases, and Lessor has no present knowledge of any facts which would give rise to a breach or default by either party under said Leases.

4. Lessor knows of no counterclaim or offset presently existing in favor of Lessor against Lessee arising out of the Leases or any act or omission by Lessee with respect to the Premises.

5.    The Leases are for the terms set forth in the Agreement.

6. Basic Monthly Rent under the Leases have been paid to Lessor to December 1, 1999. No rent, whether Basic Monthly Rent or "additional rent," is delinquent under the Leases at the date hereof.

7. Assignor hereby agrees that, within fifteen (15) days after it acquires knowledge of the occurrence of any default or breach under the Leases (or of any event which, with notice or lapse of time, or both would constitute a default or breach) and in any event, simultaneously with its sending to Lessee any notice of default or breach under the Leases, to serve written notice thereof to Assignee as follows:


                                    Exhibit A
                                    Page A-1

               PC Connection, Inc.
               730 Milford Road
               Merrimack; New Hampshire 03054
               Attn: Robert Pratt, Director of Facilities

      with copies to:

               PC Connection, Inc.
               730 Mllford Road
               Merrimack; New Hampshire 03054
               Attn: Steven Markiewicz, Legal Counsel

8. Lessee hereby certifies that it has no knowledge of any violation of any law, ordinance, or governmental rule or regulation relating to the Premises and has not received any notification from any federal, state, or municipal authority having jurisdiction over the Premises alleging that any such violation exists.

9. This Certificate shall inure to the benefit of the successors and assigns of Assignee.

10. Lessee confirms that all tenant modifications that exist in the Premises are in accordance with the Lease, and, to the extent Lessor's approval is necessary, such approval has been given. Lessee agrees to indemnify and hold Assignee harmless from any claims, damages or liabilities (including reasonable attorney's fees) relating to the failure by Lessee to have obtained requisite approval for any such modification.

      IN WITNESS WHEREOF, the undersigned has executed this Estoppel Certificate effective as of the date first written above.

                                              MICRO WAREHOUSE, INC.
                                              ("Lessee")


                                              By    /s/ Bruce L. Lev


                                              Name      Bruce L. Lev
                                              Title     Executive Vice President


                                    Exhibit A
                                    Page A-2

[Letterhead of Micro Warehouse]

                                                                  March 19, 1998
       Via Airborne Express


       Mr. Chuck McCosh
       Senior Sales Vice President
       Miller Valentine Group
       4000 Miller-Valentine Court
       Dayton, OH 454O1-0744

             Re:   Option to Renew
                   32,000 Square Feet
                   2907-2931 Old State Route 73
                   Wilmington, OH 45177
                   Account No. 00-1112-05

       Dear Chuck:

             Per your letter of March 6, delivered herewith exercise of our Option to Renew for five (5) years per our lease dated May 13,1993 commencing October 1, 1998 through September 30,2003 of the above referenced premises.

             Best regards.

                                        Very truly yours,


                                        /s/ Bruce L. Lev


                                        Bruce L. Lev
                                        Executive Vice President of
                                        Legal and Corporate Affairs

BLL/efc
Enclosure

                       [Miller-Valentine Group Letterhead]

Miller-Valentine Group
4000 Miller-Valentine Court
Dayton, Ohio 45439-1480
P.O. Box 744
Dayton, Ohio 45401-0744

937-293-0900
937-299-1564 FAX

March 6, 1998

CERTIFIED MAIL/RETURN RECEIPT REQUESTED

Micro Warehouse, Inc.
Attn:  Bruce L. Lev. Esq.
       Vice President, General Counsel
535 Connecticut Avenue
Norwalk, Connecticut 06854

RE:    Option to Renew
       32.000 Square Feet of Space
       2907-2931  Old State Route 73, Wilmington, Ohio 45177
       Acct. #00-1112-05

Dear Mr. Lev:

In accordance with Article 32 of your Lease dated May 13, 1993, there is an option to renew for an additional term of five (5) years (October 1, 1998 through September 30, 2003) which may be exercised by giving written notice by March 31, 1998. The rent will be adjusted according to the June Consumer Price Index and we will notify you of the new rate in August 1998.

This exercise of option may be done by signing below and returning to me no later than March 31, 1998. Miller-Valentine looks forward to having you at 2907-2931 Old State Route 73 for an additional five years.

Should you need any additional information, please feel free to contact me at 293-0900.


/s/ Chuck McCosh


Chuck McCosh

Senior Sales Vice President

CM:kw

Option to Renew
Micro Warehouse, Inc.
March 6, 1998
Page 2


The undersigned exercises its option to renew for a term of five (5) years as per Article 32 of the Lease dated May 13. 1993.

      MICRO WAREHOUSE, INC.


BY: [Illegible]
   ----------------------------

ITS: Executive Vice-President
    ---------------------------
DATE:   3/18/98
     --------------------------

                            MILLER-VALENTINE PARTNERS
                             WAREHOUSE/DISTRIBUTION
                               AGREEMENT OF LEASE

                                TABLE OF CONTENTS

LEASE FOR               MICRO WAREHOUSE, INC.

PROPERTY LOCATED AT     2907-2931 OLD STATE ROUTE 73, Wilmington, Ohio 45177

ARTICLE                                                         PAGE

1     TERM ...................................................   1

2     ACCEPTANCE OF LEASED PREMISES ..........................   1

3     RENT ...................................................   1

4     COMMON AREA ............................................   2

5     USE OF LEASE PREMISES ..................................   3

6     REPAIRS ................................................   3

7     INSTALLATIONS AND ALTERATIONS ..........................   4

8     INDEMNIFICATION ........................................   4

9     INSURANCE ..............................................   4

10    DAMAGE BY FIRE OR OTHER CASUALTY .......................   5

11    EMINENT DOMAIN .........................................   5

12    ASSIGNMENT OR SUBLETTING ...............................   6

13    ACCESS TO LEASED PREMISES ..............................   6

14    ATTORNMENT .............................................   6

15    LIMITATION UPON LIABILITY ..............................   6

16    LESSOR'S SUCCESSORS ....................................   7

17    LESSEE'S DEFAULT .......................................   7

18    SURRENDER OF LEASED PREMISES ...........................   7

19    SUBORDINATION ..........................................   8

20    NOTICE .................................................   8

21    WAIVER OF SUBROGATION ..................................   8

22    ESTOPPEL CERTICATE .....................................   8

23    RENT DEMAND ............................................   8

24    NO REPRESENTATION BY LESSOR ............................   8

25    WAIVER OF BREACH .......................................   9

26    QUIET ENJOYMENT ........................................   9

27    ENVIRONMENTAL PROVISIONS ...............................   9

28    INTERPRETATION .........................................   9

29    FINANCIAL STATEMENTS ...................................   10

30    AMERICANS WITH DISABILITIES ACT COMPLIANCE .............   10

31    MEMORANDUM OF LEASE ....................................   10

32    OPTION TO RENEW ........................................   10

33    ENTIRE AGREEMENT .......................................   11

            This LEASE made this 13th day of May, 1993, by and between MILLER-VALENTINE PARTNERS, hereinafter referred to as the Lessor, and MICRO WAREHOUSE, INC., A DELAWARE CORPORATION, hereinafter referred to as Lessee. The Lessee's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio. THIS LEASE SHALL BE CONTINGENT UPON LESSOR'S RELOCATION OF RENTRAK CORPORATION AND THE TERMINATION OF RENTRAK CORPORATION'S LEASE FOR 32,000 SQUARE FEET AT 2907-2931 OLD STATE ROUTE 73, WILMINGTON, OHIO 45177.

                                   WITNESSETH:

            The Lessor does hereby lease and let to the Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

            32,000 square feet of building (Exhibit A) which contains 102,400 square feet more or less at 2907-2931 Old State Route 73, Wilmington, Ohio 45177 hereinafter referred to as the Leased Premises.

ARTICLE 1. TERM.

            TO HAVE AND TO HOLD unto the Lessee for a term of five (5) years commencing on the 1st day of October 1993, and ending on the 30th day of September 1988, both dates inclusive.

ARTICLE 2. ACCEPTANCE OF LEASED PREMISES.

            The office/warehouse/distribution space shall be delivered to the Lessee in its existing condition which the Lessee has examined and finds in a condition suitable for its use and purpose. THE EXISTING DEMISING WALL SHALL BE REMOVED BY THE LESSOR AT LESSOR'S EXPENSE.

ARTICLE 3. RENT

            Section 1. Lessee shall pay to the Lessor as Basic Annual Rent for the Leased Premises the sum of ONE HUNDRED TWENTY NINE THOUSAND TWO HUNDRED SEVENTY NINE AND 96/100 DOLLARS ($129,279.96) which shall be paid in equal monthly installments of TEN THOUSAND SEVEN HUNDRED SEVENTY THREE AND 33/100 DOLLARS ($10,733.33), due and payable on the first day of each month, in advance, without demand. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. The Basic Annual Rent of $129,279.96 shall be adjusted annually based on any increases in the Consumer Price Index beginning one year after the commencement date of this Lease and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

            a. The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            b. The Consumer Price Index of 1993 for the month of June shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of June in each adjustment year shall be the "Adjustment Period Consumer Price Index."

            c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the $129,279.96, and the result shall then be added to the $129,279.96. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

            d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

            Section 2. The Lessee shall reimburse the Lessor for the costs of water, gas, electricity, including electricity costs for exterior lighting, or such other utilities and heating and air conditioning maintenance in the event that such services are furnished by Lessor and not separately metered to the Lessee. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefore. If any services are separately metered, the cost shall be paid directly by the Lessee to the utility service. The heating and other utilities, except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Lessor as billed. The total costs of water shall be paid by the Lessees currently in occupancy and the costs thereof shall be prorated on the basis of square footage occupied by each Lessee. LESSEE SHALL PAY FOR ELECTRICITY DIRECTLY TO THE UTILITY SERVICE; WATER AND GAS SHALL BE PRORATED AS DESCRIBED ABOVE. A 10% handling fee for these billable services will be charged by the Lessor.

            Section 3. The Lessee agrees to pay any increased real estate taxes over and above the real estate taxes paid by the Lessor during the first year of the term of this Lease. The Lessee's proportionate share of any such increase shall be a fraction thereof, the numerator of which is the number of square feet of floor area in the Leased Premises and the denominator of which is the total square feet of the floor area in the building both as specified aforesaid in the Lease. Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Lessee of a receipt for Lessor's payment of said real estate taxes. The Lessee shall pay its prorated share of expenses that the Lessor shall incur by reason of compliance with new laws, orders, special rent/use taxes, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Lessor for the common good of the occupants of the building. LESSEE SHALL NOT BE CHARGED WITH ANY EXPENSES ATTRIBUTABLE TO LESSOR'S COMPLIANCE WITH NEW ENVIRONMENTAL STATUTES, ORDERS, ETC.

ARTICLE 4. COMMON AREA.

            For the purpose of this Lease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Lessee shall have the use in common with other Lessees to the parking areas and driveways for ingress and egress to the Leased Premises. PARKING IS FOR THE EXCLUSIVE USE OF THE LESSEES OCCUPYING THE BUILDING. The Lessee shall have no right to use the common area for storage purposes and trash shall be stored only in approved containers in the common area. The Lessor shall maintain the common area and keep the same in good order and repair including lighting and landscaping. The cost of exterior lighting and ice and snow removal will be prorated among the Lessees in accordance with the percentage that the Leased Premises bear to the entire building. The pro rata share of such cost will be deemed to be additional rent and shall be due the first of the month following the invoice thereof by Lessor to Lessee of the amount due.

ARTICLE 5. USE OF LEASED PREMISES.

            Section 1. The Leased Premises shall be used and occupied only for DIRECT MAIL AND TELEMARKETING ACTIVITIES, WAREHOUSING AND DISTRIBUTION OF PRODUCTS AND RELATED ACTIVITIES and for no other purpose or purposes without the written consent of the Lessor.

            Section 2. The Lessee shall operate its business in a safe and proper manner as is normal, considering the uses of the Leased Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Leased Premises; shall do nothing that would increase the cost of insurance on the building or invalidate existing policies; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Leased Premises; and shall commit no waste.

            Section 3. The Lessee shall abide by all police and fire regulations concerning the operation of its business; shall store all trash, rubbish, and debris in closed containers; and shall practice all proper procedures and methods that are common to its business enterprise. The Lessee shall maintain a minimum temperature in the Leased Premises of 55 degrees F.

ARTICLE 6. REPAIRS.

      Section 1. Lessor shall keep the foundations, exterior walls (except plate glass or glass or other breakable materials used in structural portions) and roof in good repair.

      Section 2. Lessor shall contract for the maintenance of the mechanical equipment and the Lessee will reimburse its pro rata share thereof. The Lessee shall replace any hot water heater as the need should arise with the same type and quality servicing the Leased Premises. The Lessor shall replace, as needed, the heating and air conditioning equipment, provided the unit has been serviced annually, and the cost of replacement shall be prorated over the warranty period for such equipment, and further prorated among the Lessee benefiting from such equipment; the result of such proration to be an annual share of cost to Lessee, and the Lessee will pay one-twelfth thereof for each month during the remaining term and renewals of this Lease.

            Section 3. Lessor shall not be liable for any damage occasioned by reason of the construction of the Leased Premises, that occurs after occupancy or for failure to keep the Leased Premises in repair, unless notice of the need for repairs has been given Lessor AFTER THE SAME HAS COME TO THE EXPLICIT ATTENTION OF LESSEE, a reasonable time has elapsed and Lessor has failed to make such repairs. Lessor shall not be liable for any damage done or occasioned by or from the electrical system, the heating and/or air condition system, the plumbing and sewer system in, above, upon or about the Leased Premises nor for damage occasioned by water, snow or ice being upon or coming through the roof, trapdoor, walls, windows, doors or otherwise, except as above provided. The Lessee shall reimburse the Lessor the cost of all repairs to the Leased Premises, fixtures and appurtenances necessitated by the fault of the Lessee, its agents, employees or guests and shall reimburse the Lessor for the cost of repair, at or before the end of the term or sooner if so requested by Lessor, all injury done by the installation or removal of furniture or other property.

            Section 4. Except as provided in Sections 1, 2, and 3 of this Article, Lessor shall not be obligated to make repairs, replacements or improvements of any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Lessee shall permit no waste, damage, or injury to the Leased Premises.

            Section 5. Lessee shall forthwith at its own cost and expense replace with glass of the same kind and quality and cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

ARTICLE 7. INSTALLATION AND ALTERATIONS.

            Section 1. Lessee shall not make any alterations or additions to the Leased Premises without first procuring Lessor's written consent and delivering to Lessor the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Leased Premises and which in any manner are attached to the floors, walls or ceilings, at the termination of this Lease shall become the property of the Lessor, unless Lessor requests their removal and shall remain upon and be surrendered with the Leased Premises as a part thereof, without damage or injury; and linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of the Lessor, all without compensation or credit to Lessee.

            Section 2. The Lessee shall not erect or install any signage without first procuring Lessor's written consent.

            Section 3. The Lessee shall have no rights to use and shall not use the roof of the Leased Premises for any purpose without the written consent of the Lessor. The Lessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Lessee break this covenant, the Lessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

ARTICLE 8. INDEMNIFICATION.

            Except to the extent of the negligence or misconduct of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessee's use or occupancy of the Leased premises. Except to the extent of the Lessee's negligence or misconduct, Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising out of Lessor's failure to perform its duties and obligations as owner or agent of the owner of the property of which the Leased Premises is a part.

ARTICLE 9. INSURANCE.

            Section 1. Lessee shall not carry any stock of goods or do anything in or about said Leased Premises which will in any way tend to increase insurance rates on said Leased Premises or the building in which the same are located. If Lessor shall consent to such use, Lessee agrees to reimburse Lessor on a pro rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Leased Premises by Lessee. If Lessee installs any electrical equipment that overloads the power lines to the building, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

            Section 2. Lessee agrees to procure and maintain a policy or policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of more than one person in any one accident and for damages to property in an aggregate amount of not less than $2,000,000.00 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Leased Premises. Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Lessor at the commencement of the term and renewals of such coverage. If Lessee fails to comply with such requirement, Lessor may obtain such insurance and keep the same in effect, and Lessee shall pay Lessor the premium cost thereof upon demand.

            Section 3. All property which may be upon said Leased Premises during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of Lessee.

ARTICLE 10. DAMAGE BY FIRE OR OTHER CASUALTY.

            Section 1. If the Leased Premises shall be destroyed or so injured by any cause as to be unfit, in whole or in part, for occupancy, LESSOR SHALL USE ITS BEST EFFORTS TO PROVIDE OCCUPANCY IN COMPARABLE SPACE WITHIN SIXTY (60) MILES OF THE LEASED PREMISES AND IF LESSOR CANNOT PROVIDE SUCH SPACE, LESSEE MAY TERMINATE THIS LEASE. IF THE LESSOR HAS PROVIDED SUCH TEMPORARY SPACE and such destruction or injury could reasonably be repaired within three (3) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Leased Premises nor shall Lessee's liability to pay rent under this Lease cease without mutual consent of the parties hereto, but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within three (3) months from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Leased Premises of which Lessee shall be so deprived of the use on account thereof.

            Section 2. If such destruction or injury cannot reasonably be repaired within three (3) months from the happening thereof, Lessor shall notify Lessee within ten (10) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be complete, and Lessee shall have the option, within ten
(10) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder, or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Lessee elects to extend the term of the Lease, Lessor shall restore the Leased Premises to their former condition within the specified time in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Leased Premises are so restored to their former condition.

ARTICLE 11. EMINENT DOMAIN.

            Section 1. If the whole or substantially all of the Leased Premises hereby leased shall be taken by a public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance.

            Section 2. If less than substantially all of the floor area of the Leased Premises shall be so taken, the term of this Lease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Lessor shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit.

            Section 3. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Lessor shall not be entitled to any separate award made to Lessee for loss of business, depreciation to and cost of removal of stock and fixtures.

ARTICLE 12. ASSIGNMENT OR SUBLETTING.

            Section 1. Lessee shall not assign or in any manner transfer this Lease or any interest therein, NOR SUBLET SAID leased Premises or any part or parts thereof, nor permit occupancy by anyone with, through, or under it, without the previous written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Lessor's rights under this Article to any subsequent assignment or subletting. No assignment shall release Lessee of any of its obligations under this Lease or be construed or taken as a waiver of any of Lessor's rights or remedies hereunder.

            Section 2. Neither this Lease nor any interest therein, nor any estate thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of creditors or by operation of law.

            Section 3. provided that the Lessee with Lessor's consent assigns or sublets part or all of the Leased premises at a rental that exceeds the current rental herein reserved, the Lessor shall be entitled to receive as additional rental one-half of such excess of the current rental. The Lessee shall remit one-half of such excess within five (5) days after receipt by it.

ARTICLE 13. ACCESS TO LEASED PREMISES.

            The Lessor shall retain duplicate keys to all of the doors of the Leased Premises. The Lessor or its agents shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located. The Lessor shall have the right, upon reasonable notice, to show the Leased Premises to prospective Lessees, purchasers or others. Lessor shall not be liable to Lessee in any manner for any expense, loss or damage by reason thereof, nor shall the exercise of such right be deemed an eviction or disturbance of Lessee's use or possession. LESSOR SHALL PROVIDE LESSEE WITH A LIST OF ALL PERSONNEL WHO WILL HAVE ACCESS TO DUPLICATE KEYS AND TO THE PREMISES. ONLY THOSE PREAPPROVED LESSOR PERSONNEL MAY ENTER THE PREMISES.

ARTICLE 14. ATTORNMENT.

            In the event the herein Leased Premises are sold due to any foreclosure sale or sales, by virtue of judicial proceedings or otherwise, this Lease shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Lessors hereunder; provided such purchaser will recognize this Lease, unless and until it is in default.

ARTICLE 15. LIMITATION UPON LIABILITY.

            Notwithstanding any other provision of this Lease, Lessee agrees to look solely to Lessor's interest in the Building (subject to any mortgage on the Building) for the recovery of any judgment requiring the payment of money by Lessor; it being agreed that Lessor, and if Lessor is a partnership, its partners whether general or limited or if Lessor is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment, and no other assets of the Lessor shall be subject to levy, execution or other procedures for the satisfaction of Lessee's judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or to maintain any other action not involving the personal liability of Lessor, or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

ARTICLE 16. LESSOR'S SUCCESSORS.

            The term "Lessor" as used in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee of the Building, their successors and assigns, so that in the event of any sale or sales of the Building, the previous Lessor shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Lessor. The retention of fee ownership by a lessor of the Building or of the land on which it is located under an underlying lease which is now or hereafter in effect, shall not be deemed to impose on such underlying lessor any liability, initial or continuing, for the performance of the covenants and obligations of Lessor.

ARTICLE 17. LESSEE'S DEFAULT.

            Section 1. The Lessee, ten (10) days after receipt of written notice, shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease; failure to perform any term, covenant or condition of this Lease; the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Leased Premises by the Lessee. ANY DEFAULTS OTHER THAN NONPAYMENT DEFAULTS SHALL HAVE A THIRTY (30) DAY CURE PERIOD.

            Section 2. In the event of default of this Lease by Lessee, then Lessor MAY PURSUE ANY AND ALL REMEDIES AND RIGHTS AVAILABLE TO THE LESSOR UNDER APPLICABLE OHIO LAW. Should Lessor elect to reenter, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or it may without terminating this Lease relet said Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor may deed advisable, with the right to make alterations and repairs to said Leased Premises for the purpose of rerental. Should such rentals received from such reletting during any month be less than required to be paid by Lessee as defined above, then Lessee shall immediately pay such deficiency to Lessor. Should Lessor at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach or act of default.

ARTICLE 18. SURRENDER OF LEASED PREMISES.

            Section 1. If Lessee holds possession of the Leased Premises after the termination of this Lease for any reason, Lessee shall pay Lessor double the rent provided for herein for such period that Lessee holds over, but such payment of rent shall not create any Lease arrangement whatsoever between Lessor and Lessee, unless expressly agreed to in writing by Lessor. It is further understood that during such period that Lessee holds over, the Lessor retains all of Lessor's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Leased Premises. This paragraph shall not be construed to grant Lessee permission to hold over.

            Section 2. At the expiration of the tenancy created hereunder, whether by lapse of time or otherwise, Lessee shall surrender the Leased Premises broom clean, free of tire marks, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

            Section 3. Prior to surrender of the Leased Premises, the Leased Premises will be reviewed by a representative of the Lessor and Lessee to determine if there is any deferred maintenance or unrepaired damage, Lessor may effect such maintenance and repairs, and Lessee will pay the cost thereof.

            Section 4. Upon the expiration of the tenancy hereby created, if Lessor so requests in writing, Lessee shall promptly remove any additions, fixtures and installations placed in the Leased Premises by Lessee that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Lessor may effect such removals and repairs, and Lessee shall pay Lessor the cost thereof, with interest at the rate of eight (8) percent per annum from the date of payment by Lessor.

ARTICLE 19. SUBORDINATION.

            This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Leased Premises, and to all advances made or hereafter to be made thereunder. The Lessee agrees to execute a subordination agreement should Lessor's lender request same.

ARTICLE 20. NOTICE.

            All notices under this Lease may be personally delivered; sent by courier service, with receipt; or mailed to the address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be one
(1) day after delivery of the same to the United States Postal Service.

                     Lessor:     Miller-Valentine Partners
                     Mail:       P.O. Box 744
                                 Dayton, Ohio 45401-0744

                     Lessee:     Micro Warehouse, Inc.
                     Mail:       ATTN: Mr. Peter Godfrey, President
                                 47 Water Street
                                 South Norwalk, Connecticut 06854

                     cc:         Lev, Spalter & Berlin, P.C.
                                 ATTN: Mr. Bruce L. Lev
                                 P.O. Box 5318, 105 Rowayton Avenue
                                 Rowayton, Connecticut 06853

Either party may from time to time designate in writing other addresses.

ARTICLE 21. WAIVER OF SUBROGRATION.

            The Lessor and Lessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

ARTICLE 22. ESTOPPEL CERTIFICATE.

            The Lessee agrees to execute an Estoppel Certificate within ten (10) days of receipt of a written request by Lessor for the benefit of any purchaser and/or prospective Lender designated by Lessor as well as Lessor's present Lender; that wherein the Lessee acknowledges the terms and conditions of this Lease.

ARTICLE 23. RENT DEMAND.

            Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

ARTICLE 24. NO REPRESENTATION BY LESSOR.

            Lessor and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth. LESSOR REPRESENTS THAT ALL SYSTEMS AND DEMISED PREMISES WILL BE IN GOOD WORKING ORDER AND IN FULL COMPLIANCE WITH LAW

AND THE PROVISIONS OF THE CERTIFICATE OF OCCUPANCY UPON COMMENCEMENT OF THE
LEASE.

ARTICLE 25. WAIVER OF BREACH.

            No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Lease.

ARTICLE 26. QUIET ENJOYMENT.

            Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

ARTICLE 27. ENVIRONMENTAL PROVISIONS

            Section 1. The Lessor, to the best of its knowledge, represents to the Lessee that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or form, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

            Section 2. Lessee shall at all items during the term of this Lease comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Lessee nor any agent or party acting at the direction or with the consent of Lessee shall treat, store or dispose of any "hazardous substance," as defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") or petroleum (including crude oil or any fraction thereof) on or from the Property.

            Section 3. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor from any and all claims, orders demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in
Section 101 (22) of CERCLA, of any "hazardous substance," as defined in Section 101 (14) of CERCLA, or petroleum, (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Lease by Lessee, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCLA or other statutes and regulations, or common law by Lessee, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease by Lessee, its agents, or employees. LESSOR INDEMNIFIES THE LESSEE FROM ANY OF THE CLAIMS OUTLINED ABOVE ATTRIBUTABLE TO ACTS AND CIRCUMSTANCES PRIOR TO THE DATE OF LESSEE'S OCCUPANCY OR SUBSEQUENT TO LESSEE'S OCCUPANCY IF NOT SPECIFICALLY ATTRIBUTABLE TO THE CONDUCT OF THE LESSEE, ITS AGENTS OR EMPLOYEES.

ARTICLE 28. INTERPRETATION.

            Section 1. Wherever either the word "Lessor" or "Lessee" is used in the Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Lessor or Lessee in the heading of this instrument wherever the context requires.

            Section 2. If any clause, sentence, paragraph, or part of this Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Lease, but be confined in its operation to the clause, sentence, paragraph, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects said Lease shall continue in full force and effect.

ARTICLE 29. FINANCIAL STATEMENTS.

            At Lessor's request, AND BECAUSE OF MORTGAGING REQUIREMENTS, the Lessee, within thirty (30) days of Lessor's request, shall furnish the Lessor with Lessee's most current financial statements including the Lessee's balance sheet, a consolidated statement of earnings and retained earnings, and changes in Lessee's financial position for such year. All such statements shall be certified by an independent certified public accountant. All such financial statements shall be prepared in accordance with generally accepted accounting principles which shall be consistently applied. ALL SUCH FINANCIAL STATEMENTS SHALL BE DELIVERED TO THE LENDER ON A FULLY CONFIDENTIAL BASIS.

ARTICLE 30. AMERICANS WITH DISABILITIES ACT COMPLIANCE.

            Notwithstanding anything set forth herein to the contrary, Lessor shall be solely responsible and liable for making any modifications to the exterior of the Premises (including the doors and entrances leading to the Leased Premises) that may be required to comply with the Americans with Disabilities Act of 1990 as it may be amended from time to time ("ADA"). Lessee shall pay its pro rata share of any and all costs and expenses associated with any modifications required under the ADA for the common areas of the building in which the Premises are located. Lessee, at its sole cost and expense, shall remove any barriers or provide such accommodations as may be necessary for the interior of the Leased Premises to comply with the ADA. Any structural alterations or renovations that the Lessee may make to the Premises, as permitted under this Lease, shall comply with the accessibility standards and regulations of the ADA. If the Lessee fails to fulfill its obligations under this Article, the Lessor may elect to provide the modifications and renovations required pursuant to the ADA and seek reimbursement from the Lessee. Should the Lessor incur any such expenses for the obligations of the Lessee, the amount of such expenses may, at the Lessor's option, be added to the rent due from the Lessee under the terms of this Lease. Lessor and Lessee hereby mutually indemnify and hold each other harmless against any and all liability, losses, fines or other penalties that may be incurred or assessed against the other, including reasonable attorney fees, due to the failure of the other to adhere to their respective obligations under this Article of the Lease.

ARTICLE 31. MEMORANDUM OF LEASE.

            It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Clinton County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Lessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal periods of this Lease. In the event they differ from the dates wherein, the date in the Memorandum shall control.

ARTICLE 32. OPTION TO RENEW

            Lessee is hereby granted an option to renew this Lease for an additional term of five (5) years on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

            a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease; and

            b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following procedure:

            (1) The index to be used for this adjustment shall be the Consumer Price Index ([ILLEGIBLE], All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            (2) The Consumer Price Index of 1993 for the month of June shall be the "Base Period Consumer Price Index."

            (3) The Consumer Price Index for the month of June each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index."

            (4) The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $129,279.96 and the result shall then be added to $129,279.96. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments.

            (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

ARTICLE 33. ENTIRE AGREEMENT.

            This Lease contains the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

            IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this 13th day of May, 1993, as to Lessor, and this 6th day of May, 1993 as to Lessee.

Signed and acknowledged                   LESSOR:     MILLER-VALENTINE PARTNERS
in the presence of:

/s/ [Illegible]                           By:   /s/ James M. Miller
----------------------------------        ----------------------------------
                                                James M. Miller
/s/ [Illegible]                           Its:  Senior Partner
----------------------------------        ----------------------------------


                                          LESSEE:     MICRO WAREHOUSE, INC.

/s/ [Illegible]                           By:   Peter Godfrey
----------------------------------        ----------------------------------
                                                Peter Godfrey
/s/ [Illegible]                           Its:  President
----------------------------------        ----------------------------------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

            The foregoing instrument was acknowledged before me this 13th day of May, 1993, by James M. Miller, Senior Partner on behalf of MILLER-VALENTINE PARTNERS, an Ohio general partnership.


                              /s/ Sharon L. Rislund
                              -----------------------------
                              Notary Public

                              SHARON L. RISLUND, Notary Public
                              In and for the State of Ohio
                              My Commission Expires Oct. 31, 1996
                                                       [SEAL]


STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS:

            The foregoing instrument was acknowledged before me this 6th day of May, 1993, by peter Godfrey the President of MICRO WAREHOUSE, INC., a corporation, on behalf of said corporation.

                              /s/ Melinda R. Levins
                              -----------------------------
                              Notary Public

                              My Commission Exp. June 30, 1998

(MILLER VALENTINE GROUP LOGO)


MILLER-VALENTINE Group
4000 Miller-Valentine Court
Dayton, Ohio 45439-1467
P.O. Box 744
Dayton, Ohio 45401-0744

513-293-0900
513-299-1564 (FAX)



March 18, 1996

CERTIFIED MAIL - RETURN RECEIPT REQUESTED

Micro Warehouse, Inc.
ATTN: Mr. Peter Godfrey
      President
535 Connecticut Avenue
South Norwalk, Connecticut 06854

RE: Option to Renew
    70,400 Square Feet of Space
    2841-2901 Old State Route 73
    Wilmington, Ohio 45177


Dear Peter:

In accordance with Item No. 4, Article 32 of your Lease Amendment No. 2 dated October 18, 1992, there is an option to renew for an additional five (5) years (October 1, 1996 through September 30, 2001) which may be exercised by giving written notice by March 31, 1996. The rent will be adjusted as per the June Consumer Price Index and we will notify you of the new rate in July 1996.

This exercise of option may be done by signing below and returning to me no later than March 31, 1996. We look forward to having your continued tenancy in our Wilmington park.

Should you require any additional information, please feel free to contact me at
(513) 293-0900.

MILLER-VALENTINE REALTY, INC.


/s/ Chuck McCosh
Chuck McCosh
Sales Vice President



:ma

cc: Bruce Lev
    Mel Seiler

Miller
Valentine
Group


Mr. Peter Godfrey
March 18, 1996
Page 2

The undersigned exercises its option to new for a five year term as per Article 32 of Lease, as amended.

ACCEPTED BY: /s/ Bruce L. Lev
             ---------------------------

TITLE: Vice President, General Counsel
       ---------------------------------

DATE: 3/29/96
      ----------------------------------

                            AMENDMENT NO. 2 TO LEASE

            THIS AGREEMENT made this 18th day of October, 1992, by and between MILLER-VALENTINE PARTNERS, as Lessor and MICRO WAREHOUSE, INC., as Lessee located at 2841-2883 Old State Route 73, Wilmington, Ohio 45177.

                                   WITNESSETH:

            WHEREAS, Lessor and Lessee entered into a Lease dated August 12, 1991, as amended May 1, 1992, and

            WHEREAS, the Lessor and Lessee desire to amend the Lease to increase the square footage and revise the CPI increase.

            NOW THEREFORE, the Lease is amended as follows.

            1. Effective November 1, 1992 Lessee shall lease from Lessor an additional 19,200 square feet at 2889-2895 Old State Route 73, Wilmington, Ohio 45177 for a total of 70,400 square feet which includes 1,225 square feet of office of a building which contains 102,400 square feet.

            2. ARTICLE 2. LEASED PREMISES.  Shall be revised as follows.

                  "Effective November 1, 1992, Lessee accepts the additional 19,200 square footage in its existing condition which the Lessee has examined and finds in a condition suitable for its use and purpose."

            3. ARTICLE 4. RENT. SECTION 1. shall be revised as follows.

                  "Effective November 1, 1992, Lessee shall pay to Lessor as Rent for the period November 1, 1992 through September 30, 1993 the sum of TWO HUNDRED FORTY FOUR THOUSAND FORTY EIGHT AND 58/100 DOLLARS ($244,048.53) which shall be paid in equal monthly installments of TWENTY TWO THOUSAND ONE HUNDRED EIGHTY SIX AND 23/100 DOLLARS ($22,186.23) due and payable on the first day of each month, in advance, without demand... The Basic Annual Rent of $266,234.76 shall be adjusted annually based on any increases in the Consumer Price Index beginning October 1, 1993 and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

            a. The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Customers, All Items, 1982-1984 equaling a base of 100 from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            b. The Consumer Price Index of 1992 for the month of June shall be the ""Base Period Consumer Price Index." The Consumer Price Index for the month of June in each adjustment year shall be the "Adjustment Period Consumer Price Index."

            c. The Base Period Consumer Price Index shall be subcontracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $266,234.76, and the result shall then be added to the $266,234.76. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

            d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

            4. ARTICLE 32. OPTION TO RENEW. (4) shall be revised as follows.

            "(1) The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            (2) The Consumer Price Index of 1992 for the month of June shall be the "Base Period Consumer Price Index."


EXHIBIT "A"

            (3) The Consumer Price Index for the month of June each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index."

            (4) The Base Period Consumer Price Index shall be subcontracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $266,234.76, and the result shall then be added to $266,234.76. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments.

            (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations."

            5. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

            IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to triplicates of this Amendment, this 18th day of October, 1992, as to Lessee and this 27th day of October, 1992, as to the Lessor.

Signed and acknowledged                   LESSOR:     MILLER-VALENTINE PARTNERS
in the presence of:

/s/ [Illegible]                           By:     /s/ James M. Miller
----------------------------------        ----------------------------------
                                                  James M. Miller
/s/ [Illegible]                           Title:  Senior Partner
----------------------------------        ----------------------------------


                                          LESSEE:     MICRO WAREHOUSE, INC.

/s/ [Illegible]                           By:     /s/ Peter Godfrey
----------------------------------        ----------------------------------
                                                  Peter Godfrey
/s/ [Illegible]                           Title:  President
----------------------------------        ----------------------------------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

            The foregoing instrument was acknowledged before me this 27th day of October 1992, by James M. Miller, Senior Partner, on behalf of MILLER-VALENTINE PARTNERS.

                              /s/ Sharon L. Rislund
                              -----------------------------
                              NOTARY PUBLIC

                              SHARON L. RISLUND, Notary Public
                              In and for the State of Ohio
                              My Commission Expires Oct. 31, 1996
                                                       [SEAL]

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS: ROWAYTON

            The foregoing instrument was acknowledged before me this 18th day of October, 1992, by PETER GODFREY, the PRESIDENT OF MICRO WAREHOUSE, INC., a corporation on behalf of said corporation.

                              /s/ Melinda R. LeVino
                              -----------------------------
                              NOTARY PUBLIC

                              My Commission Exp. Mar. 31, 1993

                                        MELINDA R. LeVINO
                                         Notary Public
                                My Commission Expires Mar. 31, 1993

    [GRAPHIC: BLDG #4 DIAGRAM; 2835 OLD STATE ROUTE 73; INDUSTRIAL BUILDING]

                            AMENDMENT NO. 1 TO LEASE

            THIS AGREEMENT made this 1st day of May, 1992, by and between MILLER-VALENTINE PARTNERS, as Lessor and MICRO WAREHOUSE, INC., as Lessee located at 2841-2883 Old State Route 73, Wilmington, Ohio 45177.

                                  WITNESSETH:

            WHEREAS, Lessor and Lessee entered into a Lease dated August 12, 1991, and

            WHEREAS, the Lessor and Lessee desire to amend the Lease to add office space.

            NOW THEREFORE, the Lease is amended as follows.

            1. Effective May 1, 1992 Lessee shall lease 51,200 square feet including 1,225 square feet of office of a building which contains 102,400 square feet.

            2. Article 4. Rent. Section 1. shall be revised as follows.

            "Effective May 1, 1992, Lessee shall pay to Lessor as Rent for the period May 1, 1992 through September 30, 1992 the sum of SEVENTY SEVEN THOUSAND THREE HUNDRED TWENTY AND 80/100 DOLLARS ($77,320,80) which shall be paid in equal monthly installments of FIFTEEN THOUSAND FOUR HUNDRED SIXTY FOUR AND 16/100 DOLLARS $15,464.16), due and payable on the first day of each month, in advance, without demand. ...The Basic Annual Rent of $185,569.92 shall be adjusted annually..."

            3. Article 32. Option to Renew. (4) shall be revised as follows.

            "...The quotient shall then be multiplied by $185,569.92 and the result shall then be added to $185,569.92. ..."

            4. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

            In witness whereof, THE Lessor an Lessee have affixed their signatures to triplicates of this Amendment, this 1st day of May, 1992, as to Lessee and this 4th day of June, 1992, as to Lessor.

/s/ [Illegible]                           By:     /s/ James M. Miller
----------------------------------        ----------------------------------
                                                  James M. Miller
/s/ [Illegible]                           Title:  Senior Partner
----------------------------------        ----------------------------------


                                          LESSEE:     MICRO WAREHOUSE, INC.

/s/  Marie Gagstetter                     By:     Peter Godfrey
----------------------------------        ----------------------------------
     Marie Gagstetter                             Peter Godfrey
/s/  Bruce L. Lev                         Title:  President
----------------------------------        ----------------------------------
Bruce L. Lev


STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

            The foregoing instrument was acknowledged before me this 4th day of June, 1992, by James M. Miller, Senior Partner, on behalf of MILLER-VALENTINE PARTNERS.


                                   /s/ Shirley J. Kidd
                               ----------------------------
                                       NOTARY PUBLIC
                                                                 [SEAL]
                              SHIRLEY J. KIDD, NOTARY PUBLIC
                               IN AND FOR THE STATE OF OHIO
                          MY COMMISSION EXPIRES AUGUST 24, 1992

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS:

            The foregoing instrument was acknowledged before me this _____ day of ________, 1992, by Peter Godfrey, the President of MICRO WAREHOUSE, INC., a corporation on behalf of said corporation.


                              /s/ Marie Gagstetter
                            ------------------------
                                  NOTARY PUBLIC

                                MARIE GAGSTETTER
                     MY COMMISSION EXPIRES SEPT. 30, 1997

                                    EXHIBIT A

                              Outline Specification

                                  June 25, 1991

                                  Prepared For

                              MICRO WAREHOUSE, INC.

Area:                              51,200 Square Feet (360'x160') See
                                   Exhibit B

Clear Height:                      19' under bar joist.

Type of Construction:              Tilt-up concrete and steel.

Doors:                             8 dock-high doors (8'x9') with
                                   levelers per bay and one drive-in door
                                   (12'x14')

                                   1 decorative glass office entry door
                                   with side lite

                                   Additional mandoors and steps as
                                   required by fire code

Insulation:                        .1 U  factor both roof and walls

Sprinkler:                         Wet pipe system to meet requirements
                                   of Insurance Services of Ohio

Electrical Entrance Service:       400 amp. 220/480 V. 3 Phase

Lighting:                          20 foot candles measured at three feet
                                   off the floor

Heating: Gas fired unit heaters designed to maintain 60 degrees inside at 0 degrees outside

Restrooms:                         One set of restrooms designed to meet
                                   the code requirements for Micro
                                   Warehouse's operation. To include
                                   drinking fountain and janitor sink.

Office: Office space will be specifically designed to meet your requirements. Costs are not included in the base lease rate.

Additional Features:               Entire structure painted inside and
                                   out, 6" floor slabs, quality
                                   landscaping, and plenty of parking
                                   spaces.

The above specifications reflect the "base standard" for warehouse/distribution. Any item may be upgraded at Lessee's expense to meet individual requirements.

                           MILLER-VALENTINE PARTNERS
                             WAREHOUSE/DISTRIBUTION
                               AGREEMENT OF LEASE

                               TABLE OF CONTENTS

LEASE FOR             MICRO WAREHOUSE, INC.

PROPERTY LOCATED AT  2841-2883 Old State Route 73, Wilmington, Ohio 45177


ARTICLE                                                            PAGE

1     TERM .....................................................     1

2     LEASED PREMISES ..........................................     1

3     POSSESSION ...............................................     1

4     RENT .....................................................     1

5     COMMON AREA ..............................................     2

6     USE OF LEASED PREMISES ...................................     3

7     REPAIRS ..................................................     3

8     INSTALLATIONS AND ALTERATIONS ............................     4

9     INDEMNIFICATION ..........................................     4

10    INSURANCE ................................................     4

11    DAMAGE BY FIRE OR OTHER CASUALTY .........................     5

12    EMINENT DOMAIN ...........................................     5

13    ASSIGNMENT OR SUBLETTING .................................     6

14    ACCESS TO LEASED PREMISES ................................     6

15    ATTORNMENT ...............................................     6

16    LIMITATION UPON LIABILITY ................................     7

17    LESSOR'S SUCCESSORS ......................................     7

18    LESSEE'S DEFAULT .........................................     7

19    SURRENDER OF LEASED PREMISES .............................     7

20    SUBORDINATION ............................................     8

21    NOTICE ...................................................     8

22    WAIVER OF SUBROGATION ....................................     8

23    ESTOPPEL CERTIFICATE .....................................     8

24    RENT DEMAND ..............................................     9

25    NO REPRESENTATION BY LESSOR ..............................     9

26    WAIVER OF BREACH .........................................     9

27    QUIET ENJOYMENT ..........................................     9

28    ENVIRONMENTAL PROVISIONS .................................     9

29    INTERPRETATION ...........................................     10

30    FINANCIAL STATEMENTS .....................................     10

31    MEMORANDUM OF LEASE ......................................     10

32    OPTION TO RENEW ..........................................     10

33    RIGHT OF FIRST OFFERING ON CURRENTLY OCCUPIED SPACE ......     11

34    RIGHT TO ASSIGN ..........................................     11

35    ENTIRE AGREEMENT .........................................     11

                            MILLER-VALENTINE PARTNERS
                             WAREHOUSE/DISTRIBUTION

                               AGREEMENT OF LEASE

            THIS LEASE made this [Illegible] day of August, 1991, by and between MILLER-VALENTINE PARTNERS, hereinafter referred to as the Lessor, and MICRO WAREHOUSE, INC., a Connecticut corporation, hereinafter referred to as Lessee. The Lessee's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio.

                                  WITNESSETH:

            The Lessor does hereby lease and let to the Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

            51,200 square feet of a building which contains 102,400 square feet more or less at 2841-2889 Old State Route 73, Wilmington, Ohio 45177 hereinafter referred to as the Leased Premises.

ARTICLE 1. TERM.

            TO HAVE AND TO HOLD unto the Lessee for a term of FIVE (5) years commencing on the 1st day of October 1991, and ending on the 30th day of September 1996, both dates inclusive.

ARTICLE 2. LEASED PREMISES.

            The office/warehouse/distribution space shall be delivered to the Lessee as per Exhibit A. Outline Specification dated June 25, 1991. This Specification will be revised once the office facilities have been finalized and will be attached as Exhibit A-1.

ARTICLE 3. POSSESSION.

            THE LESSOR SHALL PROVIDE THE LESSEE WITH A CERTIFICATE OF OCCUPANCY AT TIME OF OCCUPANCY WHICH SHALL BE NO LATER THAN OCTOBER 1, 1991. If Lessor is unable to give occupancy of the Leased Premises on the above date because construction has not been completed, the term shall commence on the first of the month following completion and continue thereafter for the full term granted. Lessor shall not be liable for damages because of such delay in occupancy. Provided, however, if the Lessee's occupancy is delayed by fault of Lessor more than sixty (60) days after the commencement date, the Lessee may after thirty
(30) days written notice elect to terminate this Lease if Lessor is not able to deliver occupancy before such termination date. If the delay in completion is caused by the Lessee, the term shall commence and rent will start irrespective of the Leased Premises not being ready for occupancy.

ARTICLE 4. RENT.

            Section 1. Lessee shall pay to the Lessor as Basic Annual Rent for the Leased Premises the sum of ONE HUNDRED SEVENTY NINE THOUSAND ONE HUNDRED NINETY NINE AND 96/100 DOLLARS ($179,199.96) which shall be paid in equal monthly installments of FOURTEEN THOUSAND NINE HUNDRED THIRTY THREE AND 33/100 DOLLARS ($14,933.33), due and payable on the first day of each month, in advance, without demand EXCEPT THAT NO RENT SHALL BE DUE DURING THE FIRST TWO
(2) MONTHS OF OCCUPANCY. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. The Basic Annual Rent of $179,199.96 shall be adjusted annually based on any increases in the Consumer Price Index beginning one year after the commencement date of this Lease and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

            a. The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            b. The Consumer Price Index of 1991 for the month of June shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of June in each adjustment year shall be the "Adjustment Period Consumer Price Index."

            c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the Basic Annual Rent, and the result shall then be added to the Basic Annual Rent. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

            d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

            Section 2. The Lessee shall reimburse the Lessor for the costs of water, gas, and electricity, including electricity costs for exterior lighting, or such other utilities and heating and air conditioning maintenance in the event that such services are furnished by Lessor and not separately metered to the Lessee. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Lessee to the utility service. The heating and other utilities, except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Lessor as billed. The total costs of water shall be paid by the Lessees currently in occupancy and the costs thereof shall be prorated on the basis of square footage occupied by each Lessee. ANY HEAVY USER OF ANY PRORATED UTILITY SHALL HAVE SUCH SERVICE SUBMETERED. LESSEE SHALL PAY FOR ELECTRICITY DIRECTLY TO THE UTILITY SERVICE; WATER AND GAS SHALL BE PRORATED AS DESCRIBED ABOVE. A 10% handling fee for these billable services will be charged by the Lessor.

            Section 3. The Lessee agrees to pay any increased real estate taxes over and above the real estate taxes paid by the Lessor during the first year of the term of this Lease. The Lessee's proportionate share of any such increase shall be a fraction thereof, the numerator of which is the number of square feet of floor area in the Leased Premises and the denominator of which is the total square feet of the floor area in the building both as specified aforesaid in the Lease. Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Lessee of a receipt for Lessor's payment of said real estate taxes. The Lessee shall pay its prorated share of expenses that the Lessor shall incur by reason of compliance with new laws, orders, special rent/use taxes, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Lessor for the common good of the occupants of the building. LESSEE SHALL NOT BE CHARGED WITH ANY EXPENSES ATTRIBUTABLE TO LESSOR'S COMPLIANCE WITH NEW ENVIRONMENTAL STATUTES, ORDERS, ETC.

ARTICLE 5. COMMON AREA.

            For the purpose of this Lease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Lessee shall have the use in common with other Lessees to the parking areas.

            Section 4. Except as provided in Sections 1, 2, and 3 of this Article, Lessor shall not be obligated to make repairs, replacements or improvements of any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, conditions and repair by Lessee, and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Lessee shall permit no waste, damage, or injury to the Leased Premises.

            Section 5. Lessee shall forthwith at its own cost and expense replace with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

ARTICLE 8. INSTALLATIONS AND ALTERATIONS.

            Section 1. Lessee shall not make any alterations or additions to the Leased Premises without first procuring Lessor's written consent and delivering to Lessor the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Leased Premises and which in any manner are attached to the floors, walls or ceilings, at the termination of this Lease shall become the property of Lessor, unless Lessor requests their removal, and shall remain upon and be surrendered with the Leased Premises as a part thereof, without damage or injury; any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of Lessor, all without compensation or credit to Lessee.

            Section 2. The Lessee shall not erect or install any signage without first procuring Lessor's written consent.

            Section 3. The Lessee shall have no rights to use and shall not use the roof of the Leased Premises for any purpose without the written consent of the Lessor. The Lessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Lessee break this covenant, the Lessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

ARTICLE 9. INDEMNIFICATION.

            Except to the extent of the negligence or misconduct of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessee's use or occupancy of the Leased Premises. Except to the extent of Lessee's negligence or misconduct, Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessor's failure to perform its duties and obligations as owner or agent of the owner of the property of which the Leased Premises is a part.

ARTICLE 10. INSURANCE.

            Section 1. Lessee shall not carry any stock of goods or do anything in or about said Leased Premises which will in any way tend to increase insurance rates on said Leased Premises or the building in which the same are located. If Lessor shall consent to such use, Lessee agrees to reimburse Lessor on a pro rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Leased Premises by Lessee. If Lessee installs any electrical equipment that overloads the power lines to the building, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

            Section 2. Lessee agrees to procure and maintain a policy or policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of more than one person in any one accident and for damages to property in any aggregate amount of not less than $1,000,000.00 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Leased Premises. Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Lessor at the commencement of the term and renewals of such coverage. If Lessee fails to comply with such requirement, Lessor may obtain such insurance and keep the same in effect, and Lessee shall pay Lessor the premium cost thereof upon demand.

            Section 3. All property which may be upon said Leased Premises during the term hereof or any renewal thereof shall be at any upon the sole risk and responsibility of Lessee.

ARTICLE 11. DAMAGE BY FIRE OR OTHER CASUALTY.

            Section 1. IF THE LEASED PREMISES SHALL BE DESTROYED OR SO INJURING BY ANY CAUSE AS TO BE UNFIT, IN WHOLE OR IN PART, FOR OCCUPANCY, LESSOR SHALL USE ITS BEST EFFORTS TO PROVIDE OCCUPANCY IN COMPARABLE SPACE WITHIN SIXTY (60) MILES OF THE LEASED PREMISES AND IF LESSOR CANNOT PROVIDE SUCH SPACE, LESSEE MAY TERMINATE THIS LEASE. IF THE LESSOR HAS PROVIDED SUCH TEMPORARY SPACE and such destruction or injury could reasonably be repaired within three (3) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Leased Premises nor shall Lessee's liability to pay rent under this Lease cease without mutual consent of the parties hereto, but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within three (3) months from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Leased premises of which Lessee shall be so deprived of the use on account thereof.

            Section 2. If such destruction or injury cannot reasonably be repaired within three (3) months from the happening thereof, Lessor shall notify Lessee within ten (10) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be complete, and Lessee shall have the option, within ten
(10) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder, or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Lessee elects to extend the term of the Lease, Lessor shall restore the Leased Premises to their former condition within the specified time in the notice and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Leased Premises are so restored to their former condition.

ARTICLE 12. EMINENT DOMAIN.

            Section 1. If the whole or substantially all of the Leased Premises hereby leased shall be taken by a public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance.

            Section 2. If less than substantially all of the floor area of the Leased Premises shall be so taken, the term of this Lease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Lessor shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit.

            Section 3. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Lessor shall not be entitled to any separate award made to Lessee for loss of business, depreciation to and cost of removal of stock and fixtures.

ARTICLE 13. ASSIGNMENT OR SUBLETTING.

            Section 1. Lessee shall not assign or in any manner transfer this Lease or any interest therein, nor sublet said Leased Premises or any part or parts thereof, nor permit occupancy by anyone with, through, or under it, without the previous written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Lessor's rights under this Article to any subsequent assignment or subletting. No assignment shall release Lessee of any of its obligations under this Lease or be construed or taken as a waiver of any of Lessor's rights or remedies hereunder.

            Section 2. Neither this Lease nor any interest therein, nor any estate thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of creditors or by operation of law.

            Section 3. Provided that the Lessee with Lessor's consent assigns or sublets part or all of the Leased Premises at a rental that exceeds the current rental herein reserved, the Lessor shall be entitled to receive as additional rental one-half of such excess of the current rental. The Lessee shall remit one-half of such excess within five (5) days after receipt by it.

ARTICLE 14. ACCESS TO LEASED PREMISES.

      The Lessor shall retain duplicate keys to all of the doors of the Leased Premises. The Lessor or its agents shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located. The Lessor shall have the right, upon reasonable notice, to show the Leased Premises to prospective Lessees, purchasers or others. Lessor shall not be liable to Lessee in any manner for any expense, loss or damage by reason thereof, nor shall the exercise of such right be deemed an eviction or disturbance of Lessee's use or possession. LESSOR SHALL PROVIDE LESSEE WITH A LIST OF ALL PERSONNEL WHO WILL HAVE ACCESS TO DUPLICATE KEYS AND TO THE PREMISES. ONLY THOSE PREAPPROVED LESSOR PERSONNEL MAY ENTER THE PREMISES.

ARTICLE 15. ATTORNMENT.

            In the event the herein Leased Premises are sold due to any foreclosure sale or sales, by virtue of judicial proceedings or otherwise, this Lease shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Lessors hereunder; provided such purchaser will recognize this Lease, unless and until it is in default.

ARTICLE 16. LIMITATION UPON LIABILITY.

            Notwithstanding any other provision of this Lease, Lessee agrees to look solely to Lessor's interest in the Building (subject to any mortgage on the Building) for the recovery of any judgment requiring the payment of money by Lessor; it being agreed that Lessor, and if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment, and no other assets of the Lessor shall be subject to levy, execution or other procedures for the satisfaction of Lessee's judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or to maintain any other action not involving the personal liability of Lessor, or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

ARTICLE 17. LESSOR'S SUCCESSORS.

            The term "Lessor" as used in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee of the Building, their successors and assigns, so that in the event of any sale or sales of the Building, the previous Lessor shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Lessor. The retention of fee ownership by a lessor of the Building or of the land on which it is located under an underlying lease which is now or hereafter in effect, shall not be deemed to impose on such underlying lessor any liability, initial or continuing, for the performance of the covenants and obligations of Lessor.

ARTICLE 18. LESSEE'S DEFAULT.

            Section 1. The Lessee, ten (10) days after receipt of written notice shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease; failure to perform any term, covenant or condition of this Lease; the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Leased Premises by the Lessee. ANY DEFAULTS OTHER THAN NONPAYMENT DEFAULTS SHALL HAVE A THIRTY
(30) DAY CURE PERIOD.

            Section 2. In the event of default of this Lease by Lessee, than Lessor MAY PURSUE ANY AND ALL REMEDIES AND RIGHTS AVAILABLE TO THE LESSOR UNDER APPLICABLE OHIO LAW. Should Lessor elect to reenter or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or it may without terminating this Lease relet said Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor may deem advisable, with the right to make alterations and repairs to said Leased Premises for the purpose of rerental. Should such rentals received from such reletting during any month be less than required to be paid by Lessee as defined above, then Lessee shall immediately pay such deficiency to Lessor. Should Lessor at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach or act of default.

ARTICLE 19. SURRENDER OF LEASED PREMISES.

            Section 1. If Lessee holds possession of the Leased Premises after the termination of this Lease for any reason, Lessee shall pay Lessor double the rent provided for herein for such period that Lessee holds over, but such payment of rent shall not create any Lease arrangement whatsoever between Lessor and Lessee, unless expressly agreed to in writing by Lessor. It is further understood that during such period that Lessee holds over, the Lessor retains all of Lessor's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Leased Premises. This paragraph shall not be construed to grant Lessee permission to hold over.

            Section 2. At the expiration of the tenancy created hereunder, whether by lapse of time or otherwise, Lessee shall surrender the Leased Premises broom clean, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

            Section 3. Prior to surrender of the Leased Premises, the Leased Premises will be reviewed by a representative of the Lessor and Lessee to determine if there is any deferred maintenance or unrepaired damage. In the event that there is deferred maintenance and/or unrepaired damage, Lessor may effect such maintenance and repairs, and Lessee will pay the cost thereof.

            Section 4. Upon the expiration of the tenancy hereby created, if Lessor so requests in writing, Lessee shall promptly remove any additions, fixtures and installations placed in the Leased Premises by Lessee that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Lessor may effect such removals and repairs, and Lessee shall pay Lessor the cost thereof, with interest at the rate of eight (8) percent per annum from the date of the payment by Lessor.

ARTICLE 20. SUBORDINATION.

            This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Leased Premises, and to all advances made or hereafter to be made thereunder. The Lessee agrees to execute a subordination agreement should Lessor's lender request same.

ARTICLE 21. NOTICE

            All notices under this Lease may be personally delivered or mailed to the address shown by certified mail.

                  Lessor:     Miller-Valentine Partners
                  Mail:       P.O. Box 744
                              Dayton, Ohio 45401-0744

                  Lessee:     Micro Warehouse, Inc.
                  Mail:       ATTN: Mr. Peter Godfrey, President
                              29 Haviland Street
                              South Norwalk, Connecticut 06854

                  cc:         Lev, Spalter, Berlin & Certilman, P.C.
                              ATTN: Mr. Bruce L. Lev
                              105 Rowayton Avenue
                              P.O. Box 5318
                              Rowayton, Connecticut 06853

Either party may from time to time designate in writing other addresses.

ARTICLE 22. WAIVER OF SUBROGATION.

            The Lessor and Lessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

ARTICLE 23. ESTOPPEL CERTIFICATE.

            The Lessee agrees to execute an Estoppel Certificate within ten (10) days of receipt of a written request by Lessor for the benefit of any purchaser and/or prospective Lender designated by Lessor as well as Lessor's present Lender; that wherein the Lessee acknowledges the terms and conditions of this Lease.

ARTICLE 24. RENT DEMAND.

            Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

ARTICLE 25. NO REPRESENTATION BY LESSOR.

            Lessor and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth. LESSOR REPRESENTS THAT ALL SYSTEMS AND DEMISED PREMISES WILL BE IN GOOD WORKING ORDER AND IN FULL COMPLIANCE WITH LAW AND THE PROVISIONS OF THE CERTIFICATE OF OCCUPANCY UPON COMMENCEMENT OF THE LEASE.

ARTICLE 26. WAIVER OF BREACH.

            No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Lease.

ARTICLE 27. QUIET ENJOYMENT.

            Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

ARTICLE 28. ENVIRONMENTAL PROVISIONS.

            Section 1. The Lessor, to the best of its knowledge, represents to the Lessee that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or from, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

            Section 2. Lessee shall at all times during the term of this Lease comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Lessee nor any agent or party acting at the direction or with the consent of Lessee shall treat, store, or dispose of any "hazardous substance," as defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), or petroleum (including crude oil or any fraction thereof) on or from the Property.

            Section 3. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in
Section 101 (22) of CERCLA, of any "hazardous substance," as defined in Section 101 (14) of CERCLA, or petroleum, (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Lease by Lessee, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCLA or other statutes and regulations, or common law by Lessee, its agents, or employees; and
(iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease by Lessee, its agents, or employees. LESSOR INDEMNIFIES THE LESSEE FROM ANY OF THE CLAIMS OUTLINED ABOVE ATTRIBUTABLE TO ACTS AND CIRCUMSTANCES PRIOR TO THE DATE OF LESSEE'S OCCUPANCY OR SUBSEQUENT TO LESSEE'S OCCUPANCY IF NOT SPECIFICALLY ATTRIBUTABLE TO
THE CONDUCT OF THE LESSEE, ITS AGENTS OR EMPLOYEES.

ARTICLES 29. INTERPRETATION.

            Section 1. Wherever either the word "Lessor" or "Lessee" is used in the Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Lessor or Lessee in the heading of this instrument wherever the context requires.

            Section 2. If any clause, sentence, paragraph, or part of this Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Lease, but be confined in its operation to the clause, sentence, paragraphs, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects said Lease shall continue in full force and effect.

ARTICLE 30. FINANCIAL STATEMENTS.

            At Lessor's request, AND BECAUSE OF MORTGAGING REQUIREMENTS, the Lessee, within thirty (30) days of Lessor's request, shall furnish the Lessor with Lessee's most current financial statements including the Lessee's balance sheet, a consolidated statement of earnings and retained earnings, and changes in Lessee's financial position for such year. All such statements shall be certified by an independent certified public accountant. All such financial statements shall be prepared in accordance with generally accepted accounting principles which shall be consistently applied. ALL SUCH FINANCIAL STATEMENTS SHALL BE DELIVERED TO THE LENDER ON A FULLY CONFIDENTIAL BASIS.

ARTICLE 31. MEMORANDUM OF LEASE.

            It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Clinton County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Lessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal periods of this Lease. In the event they differ from the dates herein, the date in the Memorandum shall control.

ARTICLE 32. OPTION TO RENEW.

            Lessee is hereby granted an option to renew this Lease for an additional term of five (5) years on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

            a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease; and

            b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following procedure:

            (1) The index to be used for this adjustment shall be the Consumer Price Index (NORTH CENTRAL REGION, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            (2) The Consumer Price Index of 1991 for the month of June shall be the "Base Period Consumer Price Index."

            (3) The Consumer Price Index for the month of June each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index."

            (4) The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $179,199.96 and the result shall then be added to $179,199.96. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments.

            (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

ARTICLE 33. RIGHT OF FIRST OFFERING ON CURRENTLY OCCUPIED SPACE.

            IF CURRENTLY OCCUPIED SPACE ADJACENT OR ADJOINING LESSEE'S LEASED PREMISES (19,200 SQUARE FEET AT 2895, 2901 AND 2907 OLD STATE ROUTE 73) BECOMES AVAILABLE DURING THIS LEASE TERM OR OPTIONS HEREOF, LESSOR SHALL NOTIFY LESSEE OF ITS AVAILABILITY IN WRITING AND LESSEE SHALL HAVE FIFTEEN (15) BUSINESS DAYS FROM THE DATE OF LESSOR'S NOTICE TO LESSEE TO ADVISE LESSOR IN WRITING THAT LESSEE ACCEPTS SUCH SPACE OFFERED IN ITS PRESENT CONDITION AND AGREES THAT IT SHALL BECOME A PART OF THE LEASED PREMISES. THE BASE RENT FOR THE SPACE OFFERED AND THE APPROXIMATE DATE POSSESSION IS TO BE DELIVERED SHALL BE INCLUDED IN LESSOR'S NOTICE TO LESSEE. SHOULD LESSEE NOT ACCEPT THE OFFERING, THEN THE PROVISIONS OF THIS PARAGRAPH SHALL BE VOID.

ARTICLE 34. RIGHT TO ASSIGN.

            LESSOR SHALL GRANT TO LESSEE A UNILATERAL RIGHT TO ASSIGN THIS LEASE TO ABX AIR, INC.

ARTICLE 35. ENTIRE AGREEMENT

            This Lease contains the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

            IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this 20th day of August, 1991, as to Lessor, and this 12th day of August, 1991, as to Lessee.

Signed and acknowledged                   LESSOR:     MILLER-VALENTINE PARTNERS
in the presence of:

/s/ [Illegible]                           By:   /s/ James M. Miller
----------------------------------        ----------------------------------
                                                James M. Miller
/s/ [Illegible]                           Its:  Senior Partner
----------------------------------        ----------------------------------


                                          LESSEE:     MICRO WAREHOUSE, INC.

/s/ [Illegible]                           By:   /s/ [Illegible]
----------------------------------        ----------------------------------

/s/ [Illegible]                           Its:  President
----------------------------------        ----------------------------------

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

            The foregoing instrument was acknowledged before me this 20th day of August, 1991, by James M. Miller, Senior Partner on behalf of MILLER-VALENTINE PARTNERS, an Ohio general partnership.

                                   /s/ Shirley J. Kidd
                               ----------------------------
                                       Notary Public
                                                                 [SEAL]
                         SHIRLEY J. KIDD, NOTARY PUBLIC
                          IN AND FOR THE STATE OF OHIO
                     MY COMMISSION EXPIRES AUGUST 24, 1992

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD, SS; NORWALK

The foregoing instrument was acknowledged before me this 12th day of August, 1991, by Peter Godfrey, the President of MICRO WAREHOUSE, INC., a corporation, on behalf of said corporation.


                                   /s/ [Illegible]
                               ----------------------------
                                       Notary Public

                                    EXHIBIT A

                              Outline Specification

                                  June 25, 1991

                                  Prepared For

                              MICRO WAREHOUSE, INC.

Area:                              51,200 Square Feet (360'x160') See
                                   Exhibit B

Clear Height:                      19' under bar joist.

Type of Construction:              Tilt-up concrete and steel.

Doors:                             8 dock-high doors (8'x9') with
                                   levelers per bay and one drive-in door
                                   (12'x14')

                                   1 decorative glass office entry door
                                   with side lite

                                   Additional mandoors and steps as
                                   required by fire code

Insulation:                        .1 U  factor both roof and walls

Sprinkler:                         Wet pipe system to meet requirements
                                   of Insurance Services of Ohio

Electrical Entrance Service:       400 amp. 220/480 V, 3 Phase

Lighting:                          20 foot candles measured at three feet
                                   off the floor

Heating: Gas fired unit heaters designed to maintain 60 degrees inside at 0 degrees outside

Restrooms:                         One set of restrooms designed to meet
                                   the code requirements for Micro
                                   Warehouse's operation. To include
                                   drinking fountain and janitor sink.

Office: Office space will be specifically designed to meet your requirements. Costs are not included in the base lease rate.

Additional Features:               Entire structure pained inside and
                                   out, 6" floor slabs, quality
                                   landscaping, and plenty of parking
                                   spaces.

The above specifications reflect the "base standard" for warehouse/distribution. Any item may be upgraded at Lessee's expense to meet individual requirements.